White Storage & Retrieval Systems, Inc.
Systems Division
4104 Sorrento Valley Boulevard
San Diego, CA  92121
(619)457-2320







                                UNITED STATIONERS

                              DES PLAINES, ILLINOIS




                                QUOTATION NO. 929
                                   REVISION B

                                NOVEMBER 25, 1992






                        Copyright-C- 1992 by WS&RS, Inc.

PROPRIETARY STATEMENT

     This document contains information that is proprietary to White Storage & Retrieval Systems hereafter referred to as White, and the customer identified herein, hereafter referred to as United Stationers. Reproduction and distribution of this document is restricted for United Stationers exclusive use.

                                TABLE OF CONTENTS


SUBJECT                                                                     PAGE
- - --------------------------------------------------------------------------------

1.   GENERAL SYSTEM OVERVIEW . . . . . . . . . . . . . . . . . . . . . . . .   1

2.   SYSTEM SPECIFICATIONS - MECHANICAL. . . . . . . . . . . . . . . . . . .   5

3.   SUMMARY COMPUTER BILL OF MATERIAL . . . . . . . . . . . . . . . . . . .   6

4.   SYSTEM IMPLEMENTATION . . . . . . . . . . . . . . . . . . . . . . . . .  14

5.   OPERATOR/MAINTENANCE TRAINING . . . . . . . . . . . . . . . . . . . . .  14

6.   PROJECT SCHEDULE. . . . . . . . . . . . . . . . . . . . . . . . . . . .  15

7.   HARDWARE MAINTENANCE AUDIT (Carousels & Conveyor) - Optional. . . . . .  15

8.   MAXIMUM TELEPHONE SOFTWARE SUPPORT - Optional . . . . . . . . . . . . .  18

9.   SYSTEM INVESTMENT PER SPECIFICATION . . . . . . . . . . . . . . . . . .  19

10.  PAYMENT TERMS . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22


Appendix  I       Terms & Conditions
Appendix  II      Project Schedule
Appendix  III     MMS-DOP Functional Specification
Appendix  IV      System Plan View Layout
Appendix  V       Sequence of Operation

1.        GENERAL SYSTEM OVERVIEW


CURRENT SYSTEM OPERATION
The Edison, New Jersey facility of United Stationers is currently using paper pick lists and standard cart pick methods to fulfill customer orders. Customer orders are received and processed by United's host computer system; these orders are processed per product storage locations then printed out onto hard copy pick tickets. Pick Operators will select a batch of these pick tickets and set up the corresponding pick/shipping cartons on Taylor-Dunn electric carts; a picker then takes this cart and travels through both flowrack and conventional small bin shelving areas to pick these orders. Once this batch of orders is completed, the picker and cart return to base, drop these orders off at the packing area, and reload with another batch of orders to be picked. Currently, approximately seventy percent of an order filler's time is spent traveling between picks using this method.

PROPOSED SYSTEM OPERATION
The White Automated Storage & Retrieval system design for the United Stationers, Edison NJ facility is a paperless, automated carousel and carton delivery system similar to the system White installed in the United Stationers City of Industry facility. Utilizing sophisticated computer controls and informational displays along with intelligently coordinated material handling equipment, White is proposing an INTEGRATED material handling system design to handle very high speed customer order filling requirements along with a quality replenishment process. The order processing still begins with customer order entry into United's host computer where these orders are processed per product storage locations. The difference here is that all picks for goods that are stored within White's carousel system will be processed into White's MMS-DOP system.
At this point, rather than the usual printing of paper pick tickets, the automated carousel system will coordinate carousel movement with LIGHTREE and TOTEBAR displays to bring the appropriate stock to the operator for order picking. Along with the carousel and display activity, the conveyor system has coordinated the processing and delivery of pick/ship cartons so they are delivered to these pick stations in sequence with the orders as they are being picked. With this level of integration and coordination of equipment and controls, the need for operator traveling and manual carton has virtually been eliminated.

The benefits of White's proposed automated carousel system are to help United Stationers achieve:

     -    Greater worker productivity;
     -    Increased sales capacity due to increased order processing capacity;
     -    Increased inventory accuracy;
     -    Maximum facility utilization and performance

To achieve these goals White proposes to employ its own carousels, LIGHTREEs, TOTEBARs and MMS-DOP inventory/system control software, along with a state of the art conveyorized tote mover system. Having worked close with United Stationers' facilities engineering and DC operations people, we have jointly developed a system configuration to provide storage for up to 40,000 SKUs and a potential 57,000 cubic feet of storage volume. This system will be capable of supporting: (17) pick operator stations; (1) mark-Out station; (40) order packing stations; and several supervisor stations. System configuration will be such that there will be no requirement for operator walking; each of the operator's stations will be set up to support their specific work activities within a few steps reach. The system software, controls and mechanization will move inventory and in-process orders from one workstation to the next; operator handling of the cartons has been reduced to almost nothing.

SYSTEM HARDWARE ARCHITECTURE
This system is made up of two key mechanical elements; the carousel storage area and the tote mover conveyor system.

The carousel storage area of this system is designed to consist of as many as
(17) operator pick pods, each pod consisting of:

     -    (4) White Industrial Twin Bin carousels;
     -    (4) "Pick-to-Light" LIGHTREEs;
     -    (1) "Sort-to-Light" TOTEBAR;
     -    (1) Order Carton Pick Matrix

The tote mover conveyor system is designed to handle carton delivery to and takeaway from each of the following system work centers:

- - -    The sorter system consists of an infeed spur, a work spur called
     "Mark-Out", 14 pod divert points, seven (7) reintroduction points, and a 360 degree return loop.

- - -    The packing system receives completed orders from the sort pick system and consists of an infeed accumulator and a 20-station sorter with 40-packing stations.

- - -    The empty #58 carton system consists of the packing station return lines, the carton erector infeed, the workstation backup carton supply and a system reinduction.

- - -    The empty #20 carton system consists of a carton erector takeaway, an overhead accumulator, and a packing station accumulator for cartons that are too small to be used for the pick process but are larger than the jiffy packs. This system will support the use of these packages so that freight and packing costs can be kept to a minimum.

- - -    The shipping system handles closed #58 and #20 cartons and consists of a carton takeaway conveyor that feeds an existing conveyor system at the mezzanine's edge.

- - -    Above this is the jiffy bag system which is a takeaway conveyor from the packing stations which runs to a hopper where the jiffy bags are accumulated.

SYSTEM OPERATION

The overall system may operate in the following modes:

     -    Order Processing System Mode
     -    Receipts/Replenishment System Mode
     -    Cycle Counting Mode
     -    Hot Pick Order Processing Mode

Cycle counting may be performed while in either system mode. Hot Pick Order processing may be done during the receipts/replenishment cycle to facilitate priority order shipments.

Picking and receipts/replenishment functions are supported by the sorter system. The control system meters containers from the box prep staging area or inbound replenishment area to the carousel pick PODs. When the pick POD input buffer is filled to capacity, the system automatically locks out further physical box entries into the carousel system. As a box leaves the pick system to packing, or markout, another incoming order box is routed to the appropriate pick POD.

In the Receipts/Replenishment mode, inbound vendor packs are dispersed to a pick POD and stored in fixed locations based on storage velocity and cell size criteria, as assigned by the host.

The proposed system can be divided into discrete areas of functionality including:

     Application Software (MMS-DOP)
     Transportation Software (PLC-AP, Conveyor PLC)
     Equipment Controls

The MMS-DOP (Material Management Systems-Dynamic Order Processor) application software includes the ability to accept electronic downloads of information from the customer host computer. Information will include Customer, Location, and Quantity data. The customer may send down one (1) or more wave files per day The timing is a host function. MMS-DOP also allows special processing such as Date and Order Priority to help manage the workflow. This software will break down and organize the work orders into route lists on a pod-by-pod basis.

The PLC-AP and Conveyor PLC software manages the movement of totes, order cartons, and vendor pack through the system. It is a subsystem of MMS-DOP which integrates both PC and

PLC-based software. This system is responsible for overall control of conveyor, bar code equipment, phototeye equipment and motors.

Low level conveyor control will be managed by an industrial computer or Programmable Logic Controller (PLC). The PLC system will physically manage photoeyes, solenoids, limit switches, motor starters, etc. This machine in turn will be directed by a barcode tracking system computer called the PLC-Applications Processor (PLC-AP). The PLC-AP computer will coordinate the route list requirements from MMS-DOP and provide routing directives to the PLC. Distributed throughout the conveyor system will be fixed barcode scanners reading the cartons within the system. All of these scanners will report to the PLC-AP computer. As the computer is tracking these barcodes, it will be advising the PLC which cartons should be diverted and where they should divert to. The PLC-AP also maintains a parameter for the number of shipping cartons to be metered into the picking and packing area. Boxes are only released into the conveyor system when space is made available by a carton exiting to either the packing or markout area.

A label applicator will be used to automatically apply a bar coded label to pick cartons. These boxes are automatically inducted on to the conveyor system and are tracked to the appropriate workstations needed to fill the customer orders. Multiple order cartons will be used for filling orders which are sufficiently large. The PLC-AP maintains a route list for each shipping container and fills the workstation picking matrix and buffer line with eligible shipping boxes.
The PLC is responsible for all physical movement of material within the system. Scanners are placed at each inbound workcenter line to verify the order information and proper carton sequences as cartons move from pick POD to pick POD. Any anomalies will be logged and the carton(s) sent to the markout processing area for disposition.

2.   SYSTEM SPECIFICATIONS - MECHANICAL

     Item 1 - Bottom Drive Carousels
     -    Fourteen (14) Pods, White Bottom Drive carousels consisting of:

          a.   26 each Model XB52
               26 each Model XB60
                4 each Model XB44
          b.   Eight (8) shelves/face 25" wide x 18" deep (75 lb capacity)
          c.   3" shelf spacing for flexibility and cube utilization
          d.   2 - DC drive motors per carousel (2 hp/each)
          e.   Wire bins
          f.   CIC (Cell Interface Controller)
          g.   680 Motor Controller per carousel
          j.   Speed 60 fpm
          k.   Overall Width per machine 6'10"
          l.   Overall Height 113"
          m.   Vertical Safety Photoeye System

     ITEM 2 - SORTBAR DISPLAY

     -    Fourteen (14) each Horizontal Sortbar.  (10 displays per unit)

     The Horizontal Sortbar will be positioned at the work center on the queuing conveyor and display the quantity to place in each of up to 10 individual totes.

     ITEM 3 - LIGHTREE DISPLAY

     - Fifty-six (56) each Vertical LIGHTREES. (8 displays per unit -maximum 64 displays)

     The LIGHTREE displays will be positioned on the work center servicing two or more carousels per unit and display total quantity to pick in each of up to 8 levels.

     ITEM 4 - AUTOMATED CONVEYOR SYSTEM

     - Complete inbound, queuing, recirculation, and outbound (to packing) system. This system will include laser scanners, high speed diverts, queuing sections, PLC controls.

3.   SUMMARY COMPUTER BILL OF MATERIAL

     Following is the Computer Bill of Material for the Material Management System, Inventory Cube and Order manager version, (MMS-DOP) software. MMS-DOP is a full stockroom control system. The Bill of Material may vary with the progression of time.

     The proposed duplex disk provides mirrored disk drives and dual disk adapters. The benefit is failsafe database operation in the event of a disk drive failure. The system is restarted with a single disk drive until the second disk drive is installed. Novell netware regeneration is not required with the duplex disk.

     This hardware configuration also includes an unattended communications computer to be utilized by the Host system to deliver download data files to the MMS-DOP File Server. With this design, timer events on a separate MMS-DOP Communications PC triggers subsequent downloads without supervisor intervention.

     Included are the processor, peripheral, and software integration. White and off-the-shelf software are installed on fixed disk formatted for applications processing. Novell integration includes NetWare-R-generation. Integrated systems are shipped to the customer site.

     The proposed software, computer, and peripheral components are procured, generated as a working system, tested, delivered, and setup by White. The following briefly describes what services are provided by White and what services are supplied by the customer.

     Host communications software and hardware are jointly defined by the customer and White. White procures and installs the off the shelf software and hardware for the personal computer. White supplies the software transferring control to the communications software. The customer is responsible for the actual communication between the gateway personal computer and the host computer. White agrees to early delivery of the personal computer containing the communications software if the schedule permits.

     Installation includes delivery and setup of the proposed processors and peripherals at the customer site. THE TOKEN RING NETWORK CABLING WILL BE PERFORMED BY A PROFESSIONAL NETWORK CABLING VENDOR.

     The IBM PS/2 Model 95 is used for the database server. The IBM PS/2 Model 57 is provided for the other stations.

     MMS-DOP software is part of the overall integrated system including:
     .    Material handling equipment
     .    Customer's host computers
     .    MMS-DOP software
     .    White supplied IBM PS/2 computers and software

     White prefers to purchase the computers and third party software for integration. Should the customer supply the IBM PS/2 computers they must be shipped to San Diego for software and Novell integration. White charges integration fees of $1,500 for the dedicated server computer, $750.00 per work station computer, $150.00 for each ancillary device, and in/out shipping charges. Non IBM PS/2 computers (clones) are subject to additional charges.

     All computer equipment and third party software warranties are passed through to the customer from White. No warranty from White is proposed or implied. White recommends the customer obtain an on site service agreement from the local IBM Service Manager to complement the pass through carry through warranty. Three and five year extended on-site parts and labor service contracts are available from IBM.

PERIPHERAL CONFIGURATION


- - --------------------------------------------------------------------------------
- - --------------------------------------------------------------------------------
    Peripheral Location        CRT    Disk   Tape    BC    Laser    Rpt    Log
                                     (D/B)   B/U    Scan   Print   Print  Print
- - --------------------------------------------------------------------------------
Dedicated Server                 1       2
- - --------------------------------------------------------------------------------
Replacement Server               1       2
- - --------------------------------------------------------------------------------
System Supervisor                1                                           1
- - --------------------------------------------------------------------------------
System Support                   1             1
- - --------------------------------------------------------------------------------
System Download                  1
- - --------------------------------------------------------------------------------
Online Communications            2
- - --------------------------------------------------------------------------------
Manual Induction                 1                     1
- - --------------------------------------------------------------------------------
Packing Station                 40                    40      40
- - --------------------------------------------------------------------------------
Automated Workcell Station      14                    14
- - --------------------------------------------------------------------------------
Markout Station                  1                     1                     1
- - --------------------------------------------------------------------------------
Shipping Inquiry Station         1                                    1
- - --------------------------------------------------------------------------------
Replacement PS/2                 1                     1       1             1
- - --------------------------------------------------------------------------------
PLC Interface Station            1
- - --------------------------------------------------------------------------------
Total Peripherals               66       4     1      57      41      1      3
- - --------------------------------------------------------------------------------
- - --------------------------------------------------------------------------------

COMPUTER BILL OF MATERIAL

- - --------------------------------------------------------------------------------
- - --------------------------------------------------------------------------------
ITEM   PART NUMBER       DESCRIPTION OF PART NUMBER

- - --------------------------------------------------------------------------------
A                        Dedicated Network Server
- - --------------------------------------------------------------------------------
       85950MF           PS/2 Model 95 486/50
- - --------------------------------------------------------------------------------
                                   400MB Disk Drive SCSI
- - --------------------------------------------------------------------------------
                                   16MB RAM
- - --------------------------------------------------------------------------------
       6451109           Microchannel Disk Adapter # 2
- - --------------------------------------------------------------------------------
       34F0035           SCSI  Cable to Disk Drive
- - --------------------------------------------------------------------------------
       6451235           PS/2 SCSI Disk Drive, 400MB
- - --------------------------------------------------------------------------------
       8504001           IBM Monochrome Monitor
- - --------------------------------------------------------------------------------
       53F5500           IBM Control Access Unit                      (By U.S.)
- - --------------------------------------------------------------------------------
       53F5501           IBM Lobe Attach Module                       (By U.S.)
- - --------------------------------------------------------------------------------
       74F4140           IBM Busmaster Adapter/A
- - --------------------------------------------------------------------------------
       85F0796           IBM Novell Netware version 3.11 100 user license
- - --------------------------------------------------------------------------------
       DAC               Dataflex 2.3 Run Time License
- - --------------------------------------------------------------------------------
       White             Installation & Generation Sundries
- - --------------------------------------------------------------------------------
       92F2692           IBM DOS  5.0 Additional License
- - --------------------------------------------------------------------------------
       ME115KV           Best Model 1.15KVa (800 watts)
- - --------------------------------------------------------------------------------

- - --------------------------------------------------------------------------------
B                        System Supervisor Workstation
- - --------------------------------------------------------------------------------
       855725X           PS/2 Model 57 386SLC Remote ROM Token Ring
- - --------------------------------------------------------------------------------
       8512001           IBM VGA Monitor 14"
- - --------------------------------------------------------------------------------
       92F6425           IBM DOS 5.0 Additional License
- - --------------------------------------------------------------------------------
       2381001           IBM Personal Printer II Wide Carriage
- - --------------------------------------------------------------------------------

- - --------------------------------------------------------------------------------
- - --------------------------------------------------------------------------------
ITEM   PART NUMBER       DESCRIPTION OF PART NUMBER

- - --------------------------------------------------------------------------------
C                        Online Communications
- - --------------------------------------------------------------------------------
       855725X           PS/2 Model 57 386SLC Remote ROM Token Ring
- - --------------------------------------------------------------------------------
       8504001           Monochrome Monitor 14"
- - --------------------------------------------------------------------------------
       XComm-PC          XComm PC APPC Software
- - --------------------------------------------------------------------------------
       CrossCom          Bridge to T1 Network
- - --------------------------------------------------------------------------------
       92F2692           IBM DOS  5.0 Additional License
- - --------------------------------------------------------------------------------

- - --------------------------------------------------------------------------------
D                        Manual Induction Station

- - --------------------------------------------------------------------------------
       855725X           PS/2 Model 57 386SLC Remote ROM Token Ring

- - --------------------------------------------------------------------------------
       8512001           VGA Monitor 14"
- - --------------------------------------------------------------------------------
       1545/9710         Intermec VLD Scanner, Wedge Reader
- - --------------------------------------------------------------------------------
       92F2692           IBM DOS  5.0 Additional License
- - --------------------------------------------------------------------------------

- - --------------------------------------------------------------------------------
E                        Packing Station
- - --------------------------------------------------------------------------------
       855725X           PS/2 Model 57 386SLC Remote ROM Token Ring
- - --------------------------------------------------------------------------------
       8512001           VGA Monitor 14"
- - --------------------------------------------------------------------------------
       4019-E01          IBM Laser Printer (5PPM)
- - --------------------------------------------------------------------------------
       92F2692           IBM DOS  5.0 Additional License
- - --------------------------------------------------------------------------------

- - --------------------------------------------------------------------------------
F                        Automated Workcell Station
- - --------------------------------------------------------------------------------
       855725X           PS/2 Model 57 386SLC Remote ROM Token Ring
- - --------------------------------------------------------------------------------
       8512001           VGA Monitor 14"
- - --------------------------------------------------------------------------------
       1545/9710         Intermec VLD Scanner, Wedge Reader
- - --------------------------------------------------------------------------------
       92F2692           IBM DOS 5.0 Additional License
- - --------------------------------------------------------------------------------
       White             Cable from PS/2 to Control
- - --------------------------------------------------------------------------------
- - --------------------------------------------------------------------------------
ITEM   PART NUMBER       DESCRIPTION OF PART NUMBER

- - --------------------------------------------------------------------------------
G                        PLC Interface
- - --------------------------------------------------------------------------------
       855725X           PS/2 Model 57 386SLC Remote ROM Token Ring
- - --------------------------------------------------------------------------------
       8504001           IBM Monochrome Monitor
- - --------------------------------------------------------------------------------
       AB1784 KT2        Allen-Bradley PLC Comm Module
- - --------------------------------------------------------------------------------
       92F2692           IBM DOS  5.0 Additional License
- - --------------------------------------------------------------------------------

- - --------------------------------------------------------------------------------
H                        Markout Station
- - --------------------------------------------------------------------------------
       855725X           PS/2 Model 57 386SLC Remote ROM Token Ring
- - --------------------------------------------------------------------------------
       8512001           VGA Monitor 14"
- - --------------------------------------------------------------------------------
       2381001           IBM Personal Printer II Wide Carriage
- - --------------------------------------------------------------------------------
       1545/9570         Intermec VLD Scanner, Wedge Reader
- - --------------------------------------------------------------------------------
       92F2692           IBM DOS  5.0 Additional License
- - --------------------------------------------------------------------------------

- - --------------------------------------------------------------------------------
I                        System Download
- - --------------------------------------------------------------------------------
       855725X           PS/2 Model 57 386SLC Remote ROM Token Ring
- - --------------------------------------------------------------------------------
       8504001           Monochrome Monitor 14"
- - --------------------------------------------------------------------------------
       92F2692           IBM DOS  5.0 Additional License
- - --------------------------------------------------------------------------------

- - --------------------------------------------------------------------------------
J                        Replacement PS/2 & Peripherals
- - --------------------------------------------------------------------------------
       855725X           PS/2 Model 57 386SLC Remote ROM Token Ring

- - --------------------------------------------------------------------------------
       8512001           VGA Monitor 14"
- - --------------------------------------------------------------------------------
       4019-E01          IBM Laser Printer 5PPM
- - --------------------------------------------------------------------------------
       1545/9570         Intermec VLD Scanner, Wedge Reader
- - --------------------------------------------------------------------------------
       92F2692           IBM DOS  5.0 Additional License
- - --------------------------------------------------------------------------------
- - --------------------------------------------------------------------------------
ITEM   PART NUMBER       DESCRIPTION OF PART NUMBER

- - --------------------------------------------------------------------------------
K                        Replacement Network Server
- - --------------------------------------------------------------------------------
       85950MF           PS/2 Model 95 486/50
- - --------------------------------------------------------------------------------
                                   400MB Disk Drive SCSI
- - --------------------------------------------------------------------------------
                                   16MB RAM
- - --------------------------------------------------------------------------------
       6451109           Microchannel Disk Adapter # 2
- - --------------------------------------------------------------------------------
       34F0035           SCSI  Cable to Disk Drive
- - --------------------------------------------------------------------------------
       6451235           PS/2 SCSI Disk Drive, 400MB
- - --------------------------------------------------------------------------------
       8504001           IBM Monochrome Monitor
- - --------------------------------------------------------------------------------
       53F5500           IBM Control Access Unit
- - --------------------------------------------------------------------------------
       53F5501           IBM Lobe Attach Module
- - --------------------------------------------------------------------------------
       74F4140           IBM Busmaster Adapter/A
- - --------------------------------------------------------------------------------
       85F0796           IBM Novell Netware version 3.11 100 user license
- - --------------------------------------------------------------------------------
       DAC               Dataflex 2.3 Run Time License
- - --------------------------------------------------------------------------------
       White             Installation & Generation Sundries
- - --------------------------------------------------------------------------------
       92F2692           IBM DOS  5.0 Additional License
- - --------------------------------------------------------------------------------
       ME115KV           Best Model 1.15KVa (800 watts)
- - --------------------------------------------------------------------------------

- - --------------------------------------------------------------------------------
L                        Shipping Inquiry Station
- - --------------------------------------------------------------------------------
       855725X           PS/2 Model 57 386SLC Remote ROM Token Ring
- - --------------------------------------------------------------------------------
       8512001           VGA Monitor 14"
- - --------------------------------------------------------------------------------
       2381001           IBM Personal Printer II Wide Carriage
- - --------------------------------------------------------------------------------
       92F2692           IBM DOS  5.0 Additional License
- - --------------------------------------------------------------------------------

- - --------------------------------------------------------------------------------
- - --------------------------------------------------------------------------------
ITEM   PART NUMBER       DESCRIPTION OF PART NUMBER

- - --------------------------------------------------------------------------------
M                        System Support Station
- - --------------------------------------------------------------------------------
       855725X           PS/2 Model 57 386SLC Remote ROM Token Ring
- - --------------------------------------------------------------------------------
       8512001           IBM VGA Monitor 14"
- - --------------------------------------------------------------------------------
       92F6425           IBM DOS 5.0 Additional License
- - --------------------------------------------------------------------------------
       6451121           2.3GByte SCSI Tape Drive
- - --------------------------------------------------------------------------------
       0800830           Hayes Ultra Modem 9600 V.32
- - --------------------------------------------------------------------------------
       Microcom          Carbon Copy Plus Remote User

- - --------------------------------------------------------------------------------
       2381001           IBM Personal Printer II Wide Carriage
- - --------------------------------------------------------------------------------
- - --------------------------------------------------------------------------------

4.   SYSTEM IMPLEMENTATION

     PROJECT MANAGEMENT
     Upon approval of this quotation and Design Specification, White's Project Leader will coordinate activities with White, United Stationers and all third parties as required, conduct progress reviews and maintain contact with the customer Project Manager.

     INSTALLATION
     White will have an installation supervisor and crew whose size and personnel will vary as the installation progresses. The work schedule will be defined and an installation plan mutually established which will meet the project schedule specifications. White will supply all the necessary hand tools and materials to perform installation. Installation will be performed by non-union labor. Receiving, unloading, and transporting the material to the work site are not included in this quotation.

5.   OPERATOR/MAINTENANCE TRAINING

     MECHANICAL TRAINING
     White will conduct a training session to provide user orientation for operation of the hardware and controls. This session will describe proper operation, daily care, and periodic maintenance. White will also supply documentation as it pertains to the mechanical, electrical, and controls of the system. White will supply an outline of this training.

     SOFTWARE TRAINING
     White will provide four (4) days of on site hands-on training for the mutually acceptable personnel. Topics to be covered include:
     .    System Start-up
     .    Supervisory Operations
     .    Carousel Workcell Operations
     .    Packing Station Operations
     .    Markout Station Operations
     .    System Backup and Restore
     .    Remote Support
     .    Computer Equipment

6.   PROJECT SCHEDULE

     Project schedule per Appendix 2.

7.   HARDWARE MAINTENANCE AUDIT (CAROUSELS & CONVEYOR) - OPTIONAL

     It is United Stationers' intent to perform its own preventative maintenance and service labor, after training by White and gaining familiarity with the system.

     Therefore, White recommends the following audit procedure:

     An audit will be performed by White's Systems Engineering representative, White's regional Field Service Technician and United Stationers' maintenance personnel.

     Expenses that are incurred during these audits will be billed to United Stationers at cost plus 15% for overhead. These expenses can consist of, but are not limited to, the following example items: Hotels, Air Fare, Car Rentals, Tolls, Vehicle Mileage @ $.36/mile, Per Diem @ $30.00/day, Phone Bills, Tool Rentals, etc.

     The following labor charges are based on typical, or averaged, travel plus site time. Working hours are 6:00 a.m. to 4:00 p.m., Sunday through Saturday (EST). The total time required is based on the full, uninterrupted, support of United Stationers' maintenance staff. Lack of these hours of system availability or the full time support of the maintenance staff will cause additional site time, thus additional charges to United Stationers.


     Labor - 14 Pods                                                     $26,950
     Expenses                                                         Cost + 15%

     In the event that United Stationers elects to have the audit team continue on with any other physical repairs or machine adjustments, these activities will be chargeable at the following labor rates:

     White's weekday hours will be billed at $62.00 per hour, Saturday hours will be billed at $77.00 per hour and Sunday hours will be billed at $93.00 per hour.

     Following is a Carousel System Audit Outline:

     I.   Carousel Review - Mechanical

          A.   Bins & Track
               1. Upper & Lower linkage hardware for completeness, damage and proper lubrication
               2.   Visually check upper and lower track for proper sizing
               3.   Check lower track for damage and proper lubrication
               4.   Check casters for damage and proper lubrication
               5. Quantitatively examine upper and lower tracks for proper sizing
          B.   Drives
               1. Check roller chains and tensioners for proper alignment, tension and lubrication.
               2.   Check V-belts for proper alignment, wear and tension
               3.   Tighten all motor and reducer mounting hardware
               4.   Check reducers' oil reservoirs
               5.   Check upper and lower bull sprockets for proper alignment
               6.   Tighten all motors' and reducers' pulleys and sprockets
               7.   Tighten all set screws on upper and lower bull sprockets
               8.   Check upper and lower bull sprockets' pillow block bearings

     II.  LIGHTREE/Sortbar Review - Mechanical

          A.   Check for broken display facias

     III. General Review - Mechanical

          A.   Review the spare parts inventory

     IV.  Carousel Review - Electrical

          A.   Drives
               1. Check count/direction and #1 bin sensors for alignment and connections
               2.   Check motor brushes and commutator
          B.   Controls devices
               1. Check that all path clear photoeyes and reflectors are secure and functional
               2.   Check that all floor safety mats are secure and functional

          C.   680 Motor Controller
               1.   Check all connections and components for loose hardware
               2.   Check for dynamic brake
               3.   Identify revision of 124 board
          D.   CIB (Carousel Interface Controller)
               1.   Check power supply output voltage

     V.   LIGHTREE/Sortbar Review - Electrical

          A.   Task complete and incomplete buttons
               1.   Check for functionality
               2.   Tighten all set screws
          B.   Data cables
               1.   Check for proper shield drain grounding
               2.   Check all mounting screws
          C.   Review all displays using "System Test 9" check from workstation
               PCs
          D.   Check all fuseholders for damage

     VI.  Conveyor Review - Electrical

          A. Check to see that all photoeyes and reflectors are secure and aligned
          B.   Check to see that all limit switches are secured and aligned
          C.   Check PLC's battery light
          D.   Back up PLC's logic

     VII. General Review - Electrical

          A.   Control Cabinets
               1.   Check for panel documentation in doors
               2.   Check all terminals and devices for loose connections
               3. Check that all data cables have hoods and connectors in place
               4.   Check incoming voltages
               5.   Check and inventory all spare fuses in spares cabinet
          B. Check all control stations for loose buttons, indicators, mounts, etc.
          C.   Review all E-stop buttons for functionality
          D.   Review ADT interlock for functionality
          E. Check all workstation computer cabling for damage and loose connections
          F.   Review the spare parts inventory

8.   MAXIMUM TELEPHONE SOFTWARE SUPPORT - OPTIONAL

     White's maximum telephone software support for MMS-DOP is described below:

     White will provide a software representative to be available to United Stationers by national pager during the extended hours periods. Response time is guaranteed to be within 30 minutes of call (to pager). The software support representative may, at their request, call in a secondary resource to assist in responding to the call. White will charge United Stationers an hourly "usage" fee of $165.00 for each hour (one hour minimum) spent by White software representatives supporting the system by United Stationers request. This fee will be applicable regardless of the reason or cause for the extended hours support request by United Stationers.

     White will maintain a detailed log of extended support involvement for the purpose of accounting. Information to be supplied to United Stationers will include date, time of call, duration of support, United Stationers contact, symptoms of problem (as reported by United Stationers), determination of problem and action taken by support representative.

     The extended support contract will apply to service provided by White software resources for Sunday through Friday, from the hours of 12:01 p.m. to 11:00 p.m. and 4:00 a.m. to 12:01 p.m., Pacific Standard Time (PST). Software support between the hours of 8 a.m. and 5 p.m. Monday through Friday is covered by White's standard warranty for the first year.

     The cost for this support is as follows:

     Period:             6 months
     Minimum Period:          1 month

     Cost Summary:
        One time startup fee    $  750.00  (covers equipment and administration)
        Cost per month           1,200.00
        Hourly usage fee           165.00

9.   SYSTEM INVESTMENT PER SPECIFICATION

     System Summary

     Item                                                             Investment
     ----                                                             ----------
     Carousel Hardware                                                 1,915,456
     Safety Controls                                                      32,000
     LIGHTREE                                                            198,030
     SORTBAR                                                              64,208
     Hardware Installation & Site Preparation                            289,880
     Workstation Controls and Panels                                     105,600

     COMPUTER SYSTEM MODULES                                             368,450
          System PC's
          Workcell PC's
          Pack PC's
          Backup PC's
     Token Ring Cabling & Voice Twisted Pair, Computer Hardware
     Installation and Wiring                                              92,300
     PC Shipment                                                           4,500
     MMS-DOP workstation Induction Scanner Modules                        20,000
     MMS-DOP Enhancements (see attached)*                                 32,000
     MMS Installation Labor                                               30,000
     Travel Expenses                                                  Cost + 15%
     PLC-AP Computer Hardware & Software                                  45,000
     Workstation Queuing Scanners                                         46,500

     CONVEYOR SYSTEM ESTIMATE
     Conveyor Hardware                                                   877,000
     Conveyor Project Management                                        Included
     Conveyor Installation                                               131,109
     Conveyor Electrical Equipment (with extra PLC)                      174,701
     PLC Software                                                        328,066
     Conveyor Electrical Installation                                     52,000
     Omni Scanner & Sorter Tracking Scanners                             123,500
     Engineering & Project Management                                    236,500
     Conveyor & Shelving Teardown and Removal                             43,200

SYSTEM TOTALS                                                         $5,210,000

* MMS-DOP ENHANCEMENTS

     -    Maximum Number of Destinations per Carton

     -    Update System Configuration

     -    Manual Carton Induction

     -    Next Available Carousel

     -    Supervisor Transaction

     -    Part Description Field

     -    Wrap and Label

     -    "More To Follow"

     COST INCLUDES:
     a.   All physical system components
     b.   All mechanical installation
     c.   Electrical installation within system
     d.   Uncrating of materials
     e.   Area cleanup (disposal of package material extra)
     f.   All operator and maintenance training
     g.   Documentation - (drawings, installation manuals)
     h.   Software
     i.   Permits - Electrical
     j.   Shelving Tear Down.
     k.   Standard hardware warranty (parts only) - 1 year
     l.   Standard software warranty - 1 year.
     m.   Token ring installation

     COST DOES NOT INCLUDE:
     a.   Main Electrical supply or hookup
     b.   Facilities Modifications
     c.   State & local taxes
     d.   Unloading of Truck
     e.   Product movement
     f. Workstations, benches, computer stands at Packing, Pods, Mark-out, etc.
     G.   REAR FENCE GUARDS


     OPTIONS

     HARDWARE MAINTENANCE AUDIT (Carousels and Conveyor)

               Labor - 14 pods                                           $26,950
               Expenses                                              Cost + 15%
               Additional Work:
                 Weekdays @ $62.00 per hour
                 Saturday @ $77.00 per hour
                 Sunday @ $93.00 per hour

     MAXIMUM TELEPHONE SOFTWARE SUPPORT
          One time startup fee                                           $   750
          Cost per month                                                   1,200
          Hourly usage fee                                                   165

10.  PAYMENT TERMS

     Hardware, software, installation, and freight, as applicable, are independent of one another with respect to the payment schedule.

     PAYMENT SCHEDULE

     December 28, 1992  - Receive order.                                        1,042,000.00
     January 4, 1993    - Place carousels into production.
                          Place conveyor and controls on order.
     March 1, 1993      - Deliver 1st pod of carousels.
     April 1, 1993      - Deliver 40% of conveyor main loop.
     May 1, 1993        - Deliver balance of conveyor for main loop.            INVOICE DATE
     June 1, 1993       - Complete installation of 1st pod.                      $234,450.00
     July 1, 1993       - Software complete - System start.                           - - -
     July 15, 1993      - Complete installation of 2nd pod.                       234,450.00
     August 1, 1993     - Complete installation of 3rd pod.                       234,450.00
     August 15, 1993    - Complete installation of 4th pod.                       234,450.00
     September 1, 1993  - Complete installation of 5th pod.                       234,450.00
     September 15, 1993 - Complete installation of 6th pod.                       234,450.00
     October 1, 1993    - Complete installation of 7th pod.                       234,450.00
     October 15, 1993   - Complete installation of 8th pod.                       234,450.00
     November 1, 1993   - Complete installation of 9th pod.                       234,450.00
     November 15, 1993  - Complete installation of 10th pod.                      234,450.00
     December 1, 1993   - Complete installation of 11th pod.                      234,450.00
     December 28, 1993  - Complete installation of 12th pod.                      234,450.00
     January 15, 1994   - Complete installation of 13th & 14th pod.               989,900.00
                          Complete electrical installation.
     February 15, 1994  - System acceptance.                                      364,700.00
                                            ------------------------------------------------
                                                  TOTAL                        $5,210,000.00

All payments are net 10 days.
                     --

This schedule can be adjusted if we are notified by March 1, 1993. A discount of 1/2% per payment will apply if payment(s) are received in advance of the due date. A 1/2% penalty per payment will apply if payment is not received within 10 days of due date.

     FREIGHT

     Carousel Hardware and Conveyor:    FOB United Stationers, freight third
                                        party billing to United Stationers
     Computer Hardware:                 FOB Shipping Point - Prepaid

     Quote Valid:  30 days from quotation date










     White Authorized Signature:   _______________________________________
                                   Jack Kuppersmith
                                   Executive Vice President

     ACCEPTANCE OF PROPOSAL

     The prices, specifications and conditions listed are satisfactory and are hereby accepted. You are authorized to do the work as specified. Payment will be made as stated.

     Direct Purchase Orders To:

     Jack Kuppersmith
     White Storage & Retrieval Systems, Inc.
     4104 Sorrento Valley Boulevard
     San Diego, CA  92121

     Date of Acceptance__________________________________

     Signature___________________________________________
                       United Stationers, Inc.

          ------------------------------------------------------------
          ------------------------------------------------------------

                                   APPENDIX I

                        WS&RS STANDARD TERMS & CONDITIONS

                               INTEGRATED SYSTEMS

                            WS89-3 - US REV. 8/28/92

          ------------------------------------------------------------
          ------------------------------------------------------------

          ------------------------------------------------------------
          ------------------------------------------------------------

                                   APPENDIX II

                                PROJECT SCHEDULE

          ------------------------------------------------------------
          ------------------------------------------------------------

          ------------------------------------------------------------
          ------------------------------------------------------------

                                  APPENDIX III

                        MMS-DOP FUNCTIONAL SPECIFICATION
                              REVISION C.1 MAY 1992

          ------------------------------------------------------------
          ------------------------------------------------------------









                 This document has been previously forwarded to
                     United Stationers under separate cover

          ------------------------------------------------------------
          ------------------------------------------------------------

                                   APPENDIX IV

                             SYSTEM PLAN VIEW LAYOUT

                             03008-101 DATED 8/31/92

          ------------------------------------------------------------
          ------------------------------------------------------------







    This Document will be forwarded to United Stationers under separate cover

          ------------------------------------------------------------
          ------------------------------------------------------------

                                   APPENDIX V

                              SEQUENCE OF OPERATION

          ------------------------------------------------------------
          ------------------------------------------------------------

White Storage & Retrieval Systems, Inc.
Systems Division
4104 Sorrento Valley Boulevard
San Diego, CA  92121
(619)457-2320







                                UNITED STATIONERS

                              DES PLAINES, ILLINOIS




                                QUOTATION NO. 929
                                   REVISION D

                                  JUNE 15, 1994





                        Copyright-C- 1993 by WS&RS, Inc.

PROPRIETARY STATEMENT

     This document contains information that is proprietary to White Storage & Retrieval Systems hereafter referred to as White, and the customer identified herein, hereafter referred to as United Stationers. Reproduction and distribution of this document is restricted for United Stationers exclusive use.

                                TABLE OF CONTENTS



SUBJECT                                                                     PAGE
- - -------                                                                     ----

1.   GENERAL SYSTEM OVERVIEW . . . . . . . . . . . . . . . . . . . . . . . . .4
        CURRENT SYSTEMS OPERATION. . . . . . . . . . . . . . . . . . . . . . .4
        PROPOSED SYSTEM OPERATION. . . . . . . . . . . . . . . . . . . . . . .4
        SYSTEM HARDWARE ARCHITECTURE . . . . . . . . . . . . . . . . . . . . .5
        SYSTEM OPERATION . . . . . . . . . . . . . . . . . . . . . . . . . . .5
2.   SYSTEM SPECIFICATIONS - MECHANICAL. . . . . . . . . . . . . . . . . . . .8
        Item 1 - Bottom Drive Carousels. . . . . . . . . . . . . . . . . . . .8
        Item 2 - Sortbar Display . . . . . . . . . . . . . . . . . . . . . . .8
        Item 3 - Lightree Display. . . . . . . . . . . . . . . . . . . . . . .8
        Item 4 - Automated Conveyor System . . . . . . . . . . . . . . . . . .8
3.   CONSOLIDATED ORDER FORM . . . . . . . . . . . . . . . . . . . . . . . . .9
4.   BILL OF MATERIALS . . . . . . . . . . . . . . . . . . . . . . . . . . . 11
5.   SYSTEM IMPLEMENTATION . . . . . . . . . . . . . . . . . . . . . . . . . 15
        Project Management . . . . . . . . . . . . . . . . . . . . . . . . . 15
        Installation . . . . . . . . . . . . . . . . . . . . . . . . . . . . 15
6.   OPERATOR/MAINTENANCE TRAINING . . . . . . . . . . . . . . . . . . . . . 15
        Mechanical Training. . . . . . . . . . . . . . . . . . . . . . . . . 15
        Software Training. . . . . . . . . . . . . . . . . . . . . . . . . . 15
6.   PROJECT SCHEDULE. . . . . . . . . . . . . . . . . . . . . . . . . . . . 16
7.   HARDWARE MAINTENANCE AUDIT (Carousels & Conveyor) - Optional. . . . . . 16
8.   MAXIMUM TELEPHONE SOFTWARE SUPPORT - Optional . . . . . . . . . . . . . 19
9.   SYSTEM INVESTMENT PER SPECIFICATION . . . . . . . . . . . . . . . . . . 20
        System Summary . . . . . . . . . . . . . . . . . . . . . . . . . . . 20
        Computer System Modules. . . . . . . . . . . . . . . . . . . . . . . 20
        Conveyor System Estimate . . . . . . . . . . . . . . . . . . . . . . 20
        MMS-DOP Enhancements . . . . . . . . . . . . . . . . . . . . . . . . 21
10.  PAYMENT TERMS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 23
        Payment Schedule . . . . . . . . . . . . . . . . . . . . . . . . . . 23
        Freight. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 23
10.  ACCEPTANCE OF PROPOSAL. . . . . . . . . . . . . . . . . . . . . . . . . 25

1.   GENERAL SYSTEM OVERVIEW


CURRENT SYSTEM OPERATION
The Edison, New Jersey facility of United Stationers is currently using paper pick lists and standard cart pick methods to fulfill customer orders. Customer orders are received and processed by United's host computer system; these orders are processed per product storage locations then printed out onto hard copy pick tickets. Pick Operators will select a batch of these pick tickets and set up the corresponding pick/shipping cartons on Taylor-Dunn electric carts; a picker then takes this cart and travels through both flowrack and conventional small bin shelving areas to pick these orders. Once this batch of orders is completed, the picker and cart return to base, drop these orders off at the
packing area, and reload with another batch of orders to be picked.   Currently,
approximately seventy percent of an order filler's time is spent traveling between picks using this method.

PROPOSED SYSTEM OPERATION
The White Automated Storage & Retrieval system design for the United Stationers, Edison NJ facility is a paperless, automated carousel and carton delivery system similar to the system White installed in the United Stationers City of Industry facility. Utilizing sophisticated computer controls and informational displays along with intelligently coordinated material handling equipment, White is proposing an INTEGRATED material handling system design to handle very high speed customer order filling requirements along with a quality replenishment process. The order processing still begins with customer order entry into United's host computer where these orders are processed per product storage locations. The difference here is that all picks for goods that are stored within White's carousel system will be processed into White's MMS-DOP system.
At this point, rather than the usual printing of paper pick tickets, the automated carousel system will coordinate carousel movement with LIGHTREE and TOTEBAR displays to bring the appropriate stock to the operator for order picking. Along with the carousel and display activity, the conveyor system has coordinated the processing and delivery of pick/ship cartons so they are delivered to these pick stations in sequence with the orders as they are being picked. With this level of integration and coordination of equipment and controls, the need for operator traveling and manual carton has virtually been eliminated.

The benefits of White's proposed automated carousel system are to help United Stationers achieve:

      _    Greater worker productivity;
      _    Increased sales capacity due to increased order processing capacity;
      _    Increased inventory accuracy;
      _    Maximum facility utilization and performance

To achieve these goals White proposes to employ its own carousels, LIGHTREEs, TOTEBARs and MMS-DOP inventory/system control software, along with a state of the art conveyorized tote mover system. Having worked close with United Stationers' facilities engineering and DC operations people, we have jointly developed a system configuration to provide storage for up to 40,000 SKUs and a potential 57,000 cubic feet of storage volume. This system will be capable of supporting: (17)
pick operator stations; (1) mark-Out station; (40) order packing stations; and several supervisor stations. System configuration will be such that there will be minimal operator walking; each of the operator's stations will be set up to support their specific work activities within a few steps reach. The system software, controls and mechanization will move inventory and in-process orders from one workstation to the next; operator handling of the cartons has been reduced to almost nothing.

SYSTEM HARDWARE ARCHITECTURE
This system is made up of two key mechanical elements; the carousel storage area and the tote mover conveyor system.

The carousel storage area of this system is designed to consist of as many as
(17) operator pick pods, each pod consisting of:

               _    (4) White Industrial Twin Bin carousels;
               _    (4) "Pick-to-Light" LIGHTREEs;
               _    (1) "Sort-to-Light" TOTEBAR;
               _    (1) Order Carton Matrix

The tote mover conveyor system is designed to handle carton delivery to and takeaway from each of the following system work centers:

- - -    The sorter system consists of an infeed spur, a work spur called "Mark-
     Out", twelve (12) carousel pod and one (1) off carousel divert points, seven (7) pod reintroduction points, one (1) packing divert point and a 360 degrees return loop.
- - -    The packing system receives completed orders from the sort pick system and consists of an infeed accumulator and a 20-station sorter with 40-packing stations.
- - -    The empty #58 carton system consists of the packing station return line, the carton erector infeed, the workstation backup carton supply and a system reinduction.
- - -    The empty #20 carton system consists of a carton erector takeaway, an overhead accumulator, and a packing station accumulator for cartons that are too small to be used for the pick process but are larger than the jiffy packs.  This system will support the use of these packages so that freight and packing costs can be kept to a minimum.
- - -    The shipping system handles closed #58 and #20 cartons and consists of a carton takeaway conveyor that feeds an existing conveyor system at the mezzanine's edge.
- - -    Above this is the jiffy bag system which is a takeaway conveyor from the packing stations which runs to a hopper where the jiffy bags are accumulated. This takeaway conveyor is the same as used for the takeaway of empty #58 cartons from the packing area.


SYSTEM OPERATION

The overall system may operate in the following modes:

               -    Order Processing System Mode

               -    Receipts/Replenishment System Mode
               -    Cycle Counting Mode
               -    Hot Pick Order Processing Mode

Cycle counting may be performed while in either system mode. Hot Pick Order processing may be done during the receipts/replenishment cycle to facilitate priority order shipments.

Picking and receipts/replenishment functions are supported by the sorter system. The control system meters containers from the box prep staging area or inbound replenishment area to the carousel pick PODs. When the pick POD input buffer is filled to capacity, the system automatically locks out further physical box entries into the carousel system. As a box leaves the pick system to packing, or markout, another incoming order box is routed to the appropriate pick POD.

In the Receipts/Replenishment mode, inbound vendor packs are dispersed to a pick POD and stored in fixed locations based on storage velocity and cell size criteria, as assigned by the host.

The proposed system can be divided into discrete areas of functionality including:

     Application Software (MMS-DOP)
     Transportation Software (PLC-AP, Conveyor PLC)
     Equipment Controls

The MMS-DOP (Material Management Systems-Dynamic Order Processor) application software includes the ability to accept electronic downloads of information from the customer host computer. Information will include Customer, Location, and Quantity data. The customer may send down one (1) or more wave files per day The timing is a host function. MMS-DOP also allows special processing such as Date and Order Priority to help manage the workflow. This software will break down and organize the work orders into route lists on a pod-by-pod basis.

The PLC-AP and Conveyor PLC software manages the movement of totes, order cartons, and vendor pack through the system. It is a subsystem of MMS-DOP which integrates both PC and PLC-based software. This system is responsible for overall control of conveyor, bar code equipment, phototeye equipment and motors.

Low level conveyor control will be managed by an industrial computer or Programmable Logic Controller (PLC). The PLC system will physically manage photoeyes, solenoids, limit switches, motor starters, etc. This machine in turn will be directed by a barcode tracking system computer called the PLC-Applications Processor (PLC-AP). The PLC-AP computer will coordinate the route list requirements from MMS-DOP and provide routing directives to the PLC. Distributed throughout the conveyor system will be fixed barcode scanners reading the cartons within the system. All of these scanners will report to the PLC-AP computer. As the computer is tracking these barcodes, it will be advising the PLC which cartons should be diverted and where they should divert to. The PLC-AP also maintains a parameter for the number of shipping cartons to be metered into the picking and packing area. Boxes are only released into the conveyor system when space is made available by a carton exiting to either the packing or markout area.

A label applicator (by others) will be used to automatically apply a bar coded label to pick cartons. These boxes are automatically inducted on to the conveyor system and are tracked to the appropriate workstations needed to fill the customer orders. Multiple order cartons will be used for filling orders which are sufficiently large. The PLC-AP maintains a route list for each shipping container and fills the workstation picking matrix and buffer line with eligible shipping boxes. The PLC is responsible for all physical movement of material within the system. Scanners are placed at each inbound workcenter line to verify the order information and proper carton sequences as cartons move from pick POD to pick POD. Any anomalies will be logged and the carton(s) sent to the markout processing area for disposition.

2.   SYSTEM SPECIFICATIONS - MECHANICAL

     ITEM 1 - BOTTOM DRIVE CAROUSELS
     -    Twelve (12) Pods, White Bottom Drive carousels consisting of:

          a.   20 each Model XB52
               22 each Model XB60
                4 each Model XB44
                2 each Model XB22
          b.   Eight (8) shelves/face 25" wide x 18" deep (75 lb capacity)
          c.   2 1/2" shelf spacing for flexibility and cube utilization
          d.   2 - DC drive motors per carousel (2 hp/each)
          e.   Wire bins
          f.   CIC (Cell Interface Controller)
          g.   680 Motor Controller per carousel
          j.   Speed 60 fpm
          k.   Overall Width per machine 6'10"
          l.   Overall Height 113"
          m.   Vertical Safety Photoeye System

     ITEM 2 - SORTBAR DISPLAY

     -    Twelve (12) each Horizontal Sortbar.  (10 displays per unit)

     The Horizontal Sortbar will be positioned at the work center on the queuing conveyor and display the quantity to place in each of up to 10 individual totes.

     ITEM 3 - LIGHTREE DISPLAY

     - Forty-eight (48) each Vertical LIGHTREES. (8 displays per unit -maximum 64 displays)

     The LIGHTREE displays will be positioned in the carousels servicing two bins per unit and display total quantity to pick in each of up to 8 levels.

     ITEM 4 - AUTOMATED CONVEYOR SYSTEM

     - Complete inbound, queuing, recirculation, and outbound (to packing) system. This system will include laser scanners, high speed diverts, queuing sections, PLC controls.

3.   CONSOLIDATED ORDER FORM

          ITEM
ITEM      QTY  DESCRIPTION
- - ----      ---  -----------
 A         1    Dedicated Network Server
 B         1    Supervisor Workstation
 C         2    Communications Stations
C1         1    MMS Download Processing Station
 D         1    Induction Workstation
 E        40    Packing Workstation
 F        12    Carousel Workstation
 G         2    Off Carousel/Manual Batching Workstation
 H         5    Off Carousel Confirmation Workstation
 I         2    Inquiry Workstation
 J         1    Markout Workstation
 K         1    PLC Interface Station
 L         1    Backup Network Server
 M         1    Backup Premium Computer
 N         1    Backup ValuePoint Computer
 P         1    Scanner Queing Station
TOTAL     73


QTY   PART #    DESCRIPTION
- - ---   ------    -----------
 1              Modem Cable
45    0105695   Parallel Printer Cable
 7   05806004   Madge Smart 16/4 MC32 Bridgenode, Net Adaptor
 1    0801193   Hayes Optima Modem V.32
 1    2381001   IBM Personal Printer (Wide Carriage)
 2    2380001   IBM Personal Printer (Narrow Carriage)
66    25F7367   Token-Ring 16/4 Network Adaptor
 2    34F0035   SCSI Cable to disk
 2    42G0452   IBM 3270 Personal Communications v.3
66    6318001   ValuePoint VGA Color Monitor
73    6339098   Token-Ring Adaptor Cable
66    6384F30   IBM PS/ValuePoint 425SX, DOS 5.0, 120Mb disk, 4Mb RAM
 2    6451109   MC Disk Adaptor/A #2
 2    6451235   400Mb Mirrored SCSI disk
 2    74F3465   IBM 3270 Connection Adaptor
 7    84F9775   IBM DOS v5.0
 2    8504001   PS/2 Monochrome Monitor
 2    85F0796   Novell Netware v3.11 (100 User License)
12   9000/485   LazerData Fixed Mount Scanner, cables, photoeye
 5    9518001   PS/2 Premium VGA Color Monitor

 5    9576OU6   PS/2 Premium 76 486SX 33Mhz, 104Mb disk, 8Mb RAM


QTY   PART #      DESCRIPTION
- - ---   ------      -----------
 2    9595OMF     IBM PS/2 Premium 95, 486DX-50, 400Mb 16Mb RAM
40    Architext   Bar Code Font Cartridge(C128GP.SFP&SFL)
 1    Beldon      Shielded 5-wire cable (From Pods to Scanner PC)
 1    Black Box   485 to 232 Converter
 3    C2053#C06   HP Laserjet Bar Code Font Cartridge
 2    DAC         Dataflex 2.3b runtime license
 1    DJ-20       Colorado Jumbo 250 Internal Tape Unit
 2    DP/1        Neotech Parallel Adaptor & Cable
42    HP          HP LaserJet 4 Printer
 2    IP417042    Intellicom Long Link Parallel Printer Adaptor
62    LS3080      Symbol Scanner, Junction box, 8'cable
 1    Microcom    Carbon Copy Plus
12    White       Cable from PC to Carousel Control
 2    Sony        3 1/2" Diskettes
 7    DT250       Backup Tape Cartidges

4.   BILL OF MATERIALS

     Item Unit
Item Qty  Qty  Part #   Description
- - ---- ---  ---  ------   -----------
A    1                  DEDICATED NETWORK SERVER
A    1    1    9595OMF   IBM PS/2 Premium 95, 486DX-50, 400Mb drive, 16Mb RAM
A    1    1    6541109   MC Disk Adaptor/A #2
A    1    1    36F0035   SCSI Cable to disk
A    1    1    6451235   400Mb Mirrored SCSI disk
A    1    1    8504001   PS/2 Monochrome Monitor
A    1    1    05806004  Madge Smart 16/4 MC32 Bridgenode, Network Adaptor
A    1    1    6339098   Token-Ring Adaptor Cable
A    1    1    2381001   IBM Personal Printer (Wide Carriage)
A    1    2    2380001   IBM Personal Printer (Narrow Carriage)
A    1    3    0105695   Parallel Printer Cable
A    1    1    85F0796   Novell Netware v3.11 (100 User License)
A    1    1    DAC       Dataflex 2.3b runtime license
A    1    1    84F9775   IBM DOS v5.0
A    1    1    White     Installation and Generation Sundries
A    1    1    DP/1      Neotech Parallel Adaptor & Cable
A    1    2    IP417042  Intellicom Long Link Parallel Printer Adaptor

     Item Unit
Item Qty  Qty  Part #    Description
- - ---- ---  ---  ------    -----------
B    1    1    6384F30   IBM PS/ValuePoint 425SX, DOS 5.0, 120Mb disk, 4Mb RAM
B    1    1    6318001   ValuePoint VGA Color Monitor
B    1    1    DJ-20     Colorado Jumbo 250 Internal Tape Unit
B    1    1    25F7367   Token-Ring 16/4 Network Adaptor
B    1    1    6339098   Token-Ring Adaptor Cable
B    1    1    0801193   Hayes Optima Modem V.32
B    1    1              Modem Cable
B    1    1    Microcom  Carbon Copy Plus

     Item Unit
Item Qty  Qty  Part #    Description
- - ---- ---  ---  ------    -----------
C    2    1    9576OU6   PS/2 Premium 76 486SX 33Mhz, 104Mb disk, 8Mb RAM
C    2    1    9518001   PS/2 Premium VGA Color Monitor
C    2    1    05806004  Madge Smart 16/4 MC32 Bridgenode, Network Adaptor
C    2    1    6339098   Token-Ring Adaptor Cable
C    2    1    84F9775   IBM DOS v5.0
C    2    1    42G0452   IBM 3270 Personal Communications v.3
C    2    1    74F3465   IBM 3270 Connection Adaptor

     Item Unit
Item Qty  Qty  Part #   Description
- - ---- ---  ---  ------   -----------
C1   1                  MMS DOWNLOAD PROCESSING STATION
C1   1    1    9576OU6   PS/2 Premium 76 486SX 33Mhz, 104Mb disk, 8Mb RAM
C1   1    1    9518001   PS/2 Premium VGA Color Monitor
C1   1    1    05806004  Madge Smart 16/4 MC32 Bridgenode, Network Adaptor
C1   1    1    6339098   Token-Ring Adaptor Cable
C1   1    1    84F9775   IBM DOS v5.0

     Item Unit
Item Qty  Qty  Part #   Description
- - ---- ---  ---  ------   -----------
D    1                  INDUCTION WORKSTATION
D    1    1    6384F30   IBM PS/ValuePoint 425SX, DOS 5.0, 120Mb disk, 4Mb RAM
D    1    1    6318001   ValuePoint VGA Color Monitor
D    1    1    25F7367   Token-Ring 16/4 Network Adaptor
D    1    1    6339098   Token-Ring Adaptor Cable
D    1    1    LS3080    Symbol Scanner, Junction box, 8'cable

     Item Unit
Item Qty  Qty  Part #    Description
- - ---- ---  ---  ------    -----------
E    40                  PACKING WORKSTATION
E    40   1    6384F30    IBM PS/ValuePoint 425SX, DOS 5.0, 120Mb disk, 4Mb RAM
E    40   1    6318001    ValuePoint VGA Color Monitor
E    40   1    25F7367    Token-Ring 16/4 Network Adaptor
E    40   1    6339098    Token-Ring Adaptor Cable
E    40   1    LS3080     Symbol Scanner, Junction box, 8'cable
E    40   1    HP         HP LaserJet 4 Printer
E    40   1    0105695    Parallel Printer Cable
E    40   1    Architext  Bar Code Font Cartridge(C128GP.SRP&SFL)

     Item Unit
Item Qty  Qty  Part #   Description
- - ---- ---  ---  ------   -----------
F    12                 CAROUSEL WORKSTATION
F    12   1    6384F30   IBM PS/ValuePoint 425SX, DOS 5.0, 120Mb disk, 4Mb RAM
F    12   1    6318001   ValuePoint VGA Color Monitor
F    12   1    25F7367   Token-Ring 16/4 Network Adaptor
F    12   1    6339098   Token-Ring Adaptor Cable
F    12   1    LS3080    Symbol Scanner, Junction box, 8'cable
F    12   1    White     Cable from PC to Carousel Control
F    12   1    9000/485  LazerData Fixed Mount Scanner, cables, photoeye

     Item Unit
Item Qty  Qty  Part #    Description
- - ---- ---  ---  ------    -----------
G    2                  OFF CAROUSEL/MANUAL BATCHING WORKSTATION

G    2    1    6384F30    IBM PS/ValuePoint 425SX, DOS 5.0, 120Mb disk, 4Mb RAM
G    2    1    6318001    ValuePoint VGA Color Monitor
G    2    1    25F7367    Token-Ring 16/4 Network Adaptor
G    2    1    6339098    Token-Ring Adaptor Cable
G    2    1    HP         HP LaserJet 4 Printer
G    2    1    0105695    Parallel Printer Cable
G    2    1    C2053#C06  HP Laserjet Bar Code Font Cartridge
G    2    1    LS3080     Symbol Scanner, Junction box, 8'cable

     Item Unit
Item Qty  Qty  Part #   Description
- - ---- ---  ---  ------   -----------
H    5                  OFF CAROUSEL CONFIRMATION WORKSTATION
H    5    1    6384F30   IBM PS/ValuePoint 425SX, DOS 5.0, 120Mb disk, 4Mb RAM
H    5    1    6318001   ValuePoint VGA Color Monitor
H    5    1    25F7367   Token-Ring 16/4 Network Adaptor
H    5    1    6339098   Token-Ring Adaptor Cable
H    5    1    LS3080    Symbol Scanner, Junction box, 8'cable

     Item Unit
Item Qty  Qty  Part #   Description
- - ---- ---  ---  ------   -----------
I    2                  INQUIRY WORKSTATION
I    2    1    6384F30   IBM PS/ValuePoint 425SX, DOS 5.0, 120Mb disk, 4Mb RAM
I    2    1    6318001   ValuePoint VGA Color Monitor
I    2    1    25F7367   Token-Ring 16/4 Network Adaptor
I    2    1    6339098   Token-Ring Adaptor Cable

     Item Unit
Item Qty  Qty  Part #    Description
- - ---- ---  ---  ------    -----------
J    1                  MARKOUT WORKSTATION
J    1    1    6384F30   IBM PS/ValuePoint 425SX, DOS 5.0, 120Mb disk, 4Mb RAM
J    1    1    6318001   ValuePoint VGA Color Monitor
J    1    1    25F7367   Token-Ring 16/4 Network Adaptor
J    1    1    6339098   Token-Ring Adaptor Cable
J    1    1    LS3080    Symbol Scanner, Junction box, 8'cable

     Item Unit
Item Qty  Qty  Part #   Description
- - ---- ---  ---  ------   -----------
K    1                  PLC INTERFACE STATION
K    1    1    9576OU6   PS/2 Premium 76 486SX 33Mhz, 104Mb disk, 8Mb RAM
K    1    1    9518001   PS/2 Premium VGA Color Monitor
K    1    1    05806004  Madge Smart 16/4 MC32 Bridgenode, Network Adaptor
K    1    1    6339098   Token-Ring Adaptor Cable
K    1    1    84F9775   IBM DOS  v5.0

     Item Unit
Item Qty  Qty  Part #   Description
- - ---- ---  ---  ------   -----------
L    1                  BACKUP NETWORK SERVER
L    1    1    9595OMF   IBM PS/2 Premium 95, 486DX-50, 400Mb disk, 16Mb RAM
L    1    1    6451109   MC Disk Adaptor/A #2
L    1    1    36F0035   SCSI Cable to disk
L    1    1    6451235   400Mb Mirrored SCSI disk
L    1    1    8504001   PS/2 Monochrome Monitor
L    1    1    05806004  Madge Smart 16/4 MC32 Bridgenode, Network Adaptor
L    1    1    6339098   Token-Ring Adaptor Cable
L    1    1    85F0796   Novell Netware v3.11 (100 User License)
L    1    1    DAC       Dataflex 2.3b runtime license
L    1    1    84F9775   IBM DOS v5.0
L    1    1    White     Installation and Generation Sundries
L    1    1    DP/1      Neotech Parallel Adaptor & Cable

     Item Unit
Item Qty  Qty  Part #   Description
- - ---- ---  ---  ------   -----------
M    1                  BACKUP PREMIUM COMPUTER
M    1    1    9576OU6   PS/2 Premium 76 486SX 33Mhz, 104Mb disk, 8Mb RAM
M    1    1    9518001   PS/2 Premium VGA Color Monitor
M    1    1    05806004  Madge Smart 16/4 MC32 Bridgenode, Network Adaptor
M    1    1    6339098   Token-Ring Adaptor Cable
M    1    1    84F9775   IBM DOS v5.0

     Item Unit
Item Qty  Qty  Part #   Description
- - ---- ---  ---  ------   -----------
N    1                  BACKUP VALUEPOINT COMPUTER
N    1    1    6384F30   IBM PS/ValuePoint 425SX, DOS 5.0, 120MB disk, 4Mb
RAM
N    1    1    6318001   ValuePoint VGA Color Monitor
N    1    1    25F7367   Token-Ring 16/4 Network Adaptor
N    1    1    6339098   Token-Ring Adaptor Cable
N    1    1    LS3080    Symbol Scanner, Junction box, 8'cable

     Item Unit
Item Qty  Qty  Part #    Description
- - ---- ---  ---  ------    -----------
P    1                   SCANNER QUESTING STATION
P    1    1    6384F30    IBM PS/ValuePoint 425SX, DOS 5.0, 120Mb disk, 4Mb RAM
P    1    1    6318001    ValuePoint VGA Color Monitor
P    1    1    25F7367    Token-Ring 16/4 Network Adaptor
P    1    1    6339098    Token-Ring Adaptor Cable
P    1    1    Black Box  485 to 232 Converter
P    1    1    Beldon     Shielded 5-wire cable (From Pods to Scanner PC)

5.   SYSTEM IMPLEMETATION

     PROJECT MANAGEMENT
     Upon approval of this quotation and Design Specification, White's Project Leader will coordinate activities with White, United Stationers and all third parties as required, conduct progress reviews and maintain contact with the customer Project Manager.

     INSTALLATION
     White will have an installation supervisor and crew whose size and personnel will vary as the installation progresses. The work schedule will be defined and an installation plan mutually established which will meet the project schedule specifications. White will supply all the necessary hand tools and materials to perform installation. Installation will be performed by non-union labor. Receiving, unloading, and transporting the material to the work site are not included in this quotation.

6.   OPERATOR/MAINTENANCE TRAINING

     MECHANICAL TRAINING
     White will conduct a training session to provide user orientation for operation of the hardware and controls. This session will describe proper operation, daily care, and periodic maintenance. White will also supply documentation as it pertains to the mechanical, electrical, and controls of the system. White will supply an outline of this training.

     SOFTWARE TRAINING
     White will provide four (4) days of on site hands-on training for the mutually acceptable personnel. Topics to be covered include:
               -    System Start-up
               -    Supervisory Operations
               -    Carousel Workcell Operations
               -    Packing Station Operations
               -    Markout Station Operations
               -    System Backup and Restore
               -    Remote Support
               -    Computer Equipment

6.   PROJECT SCHEDULE

     Project schedule per Appendix 2.

7.   HARDWARE MAINT.  AUDIT (CAROUSELS & CONVEYOR) - OPTIONAL


     It is United Stationers' intent to perform its own preventative maintenance and service labor, after training by White and gaining familiarity with the system.

     Therefore, White recommends the following audit procedure:

     An audit will be performed by White's Systems Engineering representative, White's regional Field Service Technician and United Stationers' maintenance personnel.

     Expenses that are incurred during these audits will be billed to United Stationers at cost plus 15% for overhead. These expenses can consist of, but are not limited to, the following example items: Hotels, Air Fare, Car Rentals, Tolls, Vehicle Mileage @ $.36/mile, Per Diem @ $30.00/day, Phone Bills, Tool Rentals, etc.

     The following labor charges are based on typical, or averaged, travel plus site time. Working hours are 6:00 a.m. to 4:00 p.m., Sunday through Saturday (EST). The total time required is based on the full, uninterrupted, support of United Stationers' maintenance staff. Lack of these hours of system availability or the full time support of the maintenance staff will cause additional site time, thus additional charges to United Stationers.


     Labor - 12 Pods                                                  $23,100
     Expenses                                                      Cost + 15%

     In the event that United Stationers elects to have the audit team continue on with any other physical repairs or machine adjustments, these activities will be chargeable at the following labor rates:

     White's weekday hours will be billed at $62.00 per hour, Saturday hours will be billed at $77.00 per hour and Sunday hours will be billed at $93.00 per hour.

     Following is a Carousel System Audit Outline:

     I.   Carousel Review - Mechanical

          A.   Bins & Track
               1. Upper & Lower linkage hardware for completeness, damage and proper lubrication
               2.   Visually check upper and lower track for proper sizing
               3.   Check lower track for damage and proper lubrication
               4.   Check casters for damage and proper lubrication
               5. Quantitatively examine upper and lower tracks for proper sizing
          B.   Drives
               1. Check roller chains and tensioners for proper alignment, tension and lubrication.
               2.   Check V-belts for proper alignment, wear and tension
               3.   Tighten all motor and reducer mounting hardware
               4.   Check reducers' oil reservoirs
               5.   Check upper and lower bull sprockets for proper alignment
               6.   Tighten all motors' and reducers' pulleys and sprockets
               7.   Tighten all set screws on upper and lower bull sprockets
               8.   Check upper and lower bull sprockets' pillow block bearings

          II.  LIGHTREE/Sortbar Review - Mechanical

               A.   Check for broken display facias

          III. General Review - Mechanical

               A.   Review the spare parts inventory

          IV.  Carousel Review - Electrical

               A.   Drives
                    1. Check count/direction and #1 bin sensors for alignment and connections
                    2.   Check motor brushes and commutator
               B.   Controls devices
                    1. Check that all path clear photoeyes and reflectors are secure and functional
                    2. Check that all floor safety mats are secure and functional

               C.   680 Motor Controller
                    1.   Check all connections and components for loose hardware
                    2.   Check for dynamic brake
                    3.   Identify revision of 124 board
               D.   CIB (Carousel Interface Controller)
                    1.   Check power supply output voltage

          V.   LIGHTREE/Sortbar Review - Electrical

               A.   Task complete and incomplete buttons
                    1.   Check for functionality
                    2.   Tighten all set screws
               B.   Data cables
                    1.   Check for proper shield drain grounding
                    2.   Check all mounting screws
               C. Review all displays using "System Test 9" check from workstation PCs
               D.   Check all fuseholders for damage

          VI.  Conveyor Review - Electrical

               A. Check to see that all photoeyes and reflectors are secure and aligned
               B.   Check to see that all limit switches are secured and aligned
               C.   Check PLC's battery light
               D.   Back up PLC's logic

          VII. General Review - Electrical

               A.   Control Cabinets
                    1.   Check for panel documentation in doors
                    2.   Check all terminals and devices for loose connections
                    3. Check that all data cables have hoods and connectors in place
                    4.   Check incoming voltages
                    5.   Check and inventory all spare fuses in spares cabinet
               B. Check all control stations for loose buttons, indicators, mounts, etc.
               C.   Review all E-stop buttons for functionality
               D.   Review ADT interlock for functionality
               E. Check all workstation computer cabling for damage and loose connections
               F.   Review the spare parts inventory

8.   MAXIMUM TELEPHONE SOFTWARE SUPPORT - OPTIONAL

     White's maximum telephone software support for MMS-DOP is described below:

     White will provide a software representative to be available to United Stationers by national pager during the extended hours periods. Response time is guaranteed to be within 30 minutes of call (to pager). The software support representative may, at their request, call in a secondary resource to assist in responding to the call. White will charge United Stationers an hourly "usage" fee of $165.00 for each hour (one hour minimum) spent by White software representatives supporting the system by United Stationers request. This fee will be applicable regardless of the reason or cause for the extended hours support request by United Stationers.

     White will maintain a detailed log of extended support involvement for the purpose of accounting. Information to be supplied to United Stationers will include date, time of call, duration of support, United Stationers contact, symptoms of problem (as reported by United Stationers), determination of problem and action taken by support representative.

     The extended support contract will apply to service provided by White software resources for Sunday through Friday, from the hours of 12:01 p.m. to 11:00 p.m. and 4:00 a.m. to 12:01 p.m., Pacific Standard Time (PST). Software support between the hours of 8 a.m. and 5 p.m. Monday through Friday is covered by White's standard warranty for the first year.

     The cost for this support is as follows:

     Period:           6 months
     Minimum Period:            1 month

     Cost Summary:
         One time startup fee  $  750.00  (covers equipment and administration)
         Cost per month         1,200.00
         Hourly usage fee         165.00

9.   SYSTEM INVESTMENT PER SPECIFICATION


SYSTEM SUMMARY

     Item                                                            Investment
     ----                                                            ----------
     Carousel Hardware                                               $1,641,819
     Safety Controls                                                     27,429
     LIGHTREE                                                           169,740
     SORTBAR                                                             55,035
     Hardware Installation & Site Preparation                           210,395
     Workstation Controls and Panels                                     76,589

     COMPUTER SYSTEM MODULES                                            445,635
         System PC's
         Workcell PC's
         Pack PC's
         Backup PC's
     Token Ring Cabling & Voice Twisted Pair, Computer Hardware
     Installation and Wiring                                             84,016
     PC Shipment                                                        Collect
     MMS-DOP workstation Induction Scanner Modules                       20,000
     MMS-DOP Enhancements (see attached)*                                32,000
     MMS Installation Labor                                              33,000
     Travel Expenses                                                 Cost + 15%
     PLC-AP Computer Hardware & Software                                 45,000
     Workstation Queuing Scanners                                        33,725

     CONVEYOR SYSTEM ESTIMATE
     Conveyor Hardware                                                1,570,480
     Conveyor Project Management                                       Included
     Conveyor Installation                                              192,030
     Conveyor Electrical Equipment                                     Included
     PLC Software                                                      Included
     Conveyor Electrical Installation                                   189,799
     Omni Scanner & Sorter Tracking Scanners                            146,808
     Engineering & Project Management                                   236,500
     Conveyor & Shelving Teardown and Removal                         by United

SYSTEM TOTALS                                                        $5,210,000

   MMS-DOP ENHANCEMENTS

               _    Maximum Number of Destinations per Carton

               _    Update System Configuration

               _    Manual Carton Induction

               _    Next Available Carousel

               _    Supervisor Transaction

               _    Part Description Field

               _    Wrap and Label

               _    "More To Follow"

          Cost Includes:
          -------------
          a.   All physical system components
          b.   All mechanical installation
          c. Electrical installation within system (includes (1) 120 volt outlet and supply per workstation)
          d.   Uncrating of materials
          e.   Area cleanup (disposal of package material extra)
          f.   All operator and maintenance training
          g.   Documentation - (drawings, installation manuals)
          h.   Software
          i.   Standard hardware warranty (parts only) - 1 year
          j.   Standard software warranty - 1 year.
          k.   Token ring installation
          l.   Unloading of Truck

          COST DOES NOT INCLUDE:
          ----------------------
          a.   Main Electrical supply or hookup
          b.   Facilities Modifications
          c.   State & local taxes
          d.   Product movement
          e. Workstations, benches, computer stands at Packing, Pods, Mark-out, etc.
          f.   Rear fence guards
          g.   Freight
          h.   Conveyor & shelving teardown, removal and reworking
          j.   Permits - Electrical


     OPTIONS

     Hardware Maintenance Audit (Carousels and Conveyor)
     --------------------------

               Labor - 12 carousel pods                                $23,100
               Expenses                                             Cost + 15%
               Additional Work:
                    Weekdays @ $62.00 per hour
                    Saturday @ $77.00 per hour
                    Sunday @ $93.00 per hour

     Maximum Telephone Software Support
     ----------------------------------
          One time startup fee                                         $   750
          Cost per month                                                 1,200
          Hourly usage fee                                                 165

10.  PAYMENT TERMS

     Hardware, software, installation, and freight, as applicable, are independent of one another with respect to the payment schedule.

     PAYMENT SCHEDULE


     Down Payment                         $1,042,000.00             Invoiced
     Credit Conveyor Shipment               (650,000.00)            Invoiced

     Deliver Conveyor                  34%  $221,000.00             Invoiced
                                       34%   221,000.00
                                       32%   208,000.00

     Complete Installation of:     1st Pod  $410,000.00
                                   2nd Pod   249,390.90
                                   3rd Pod   249,390.90
                                   4th Pod   249,390.90
                                   5th Pod   249,390.90
                                   6th Pod   249,390.90
                                   7th Pod   249,390.90
                                   8th Pod   249,390.90
                                   9th Pod   249,390.90
                                  10th Pod   249,390.90
                                  11th Pod   249,390.90
                                  12th Pod   249,391.00

System Acceptance                           $364,700.00


All payments are net 10 days.

A discount of 1/2% per payment will apply if payment(s) are received in advance of the due date. A 1/2% penalty per payment will apply if payment is not received within 10 days of due date.

     FREIGHT

       Carousel Hardware and Conveyor:    FOB United Stationers, freight
                                          third party billing to United
                                          Stationers
       Computer Hardware:       FOB Shipping Point - Collect

       Quote Valid:  30 days from quotation date

COMPUTER BILL OF MATERIAL

 ITEM  PART NUMBER    DESCRIPTION OF PART NUMBER

 A                    Dedicated Network Server
       85950MF        PS/2 Model 95 486/50
                              400NB Disk Drive SCSI
                              16MB RAM
       6451109        Microchannel Disk Adapter # 2
       34F0035        SCSI Cable to Disk Drive
       6451235        PS/2 SCSI Disk Drive, 400MB
       8504001        IBM Monochrome Monitor
       53F5500        IBM Control Access Unit    [By U.S.]
       53F5501        IBM Lobe Attach Module     [By U.S.]
       74F4140        IBM Busmaster Adapter/A
       85F0796        IBM Novell Netware version 3.11 100 user license
       DAC            Dataflex 2.3 Run Time License
       White          Installation & Generation Sundries
       92F2692        IBM DOS 5.0 Additional License
       ME115KV        Best Model 1. 15KVa (800 watts)

 B                    System Supervisor Workstation
       855725X        PS/2 Model 57 386SLC Remote ROM Token Ring
       8512001        IBM VGA Monitor 14"
       92F6425        IBM DOS 5.0 Additional License
       2381001        IBM Personal Printer II Wide Cartridge

 ITEM  PART NUMBER    DESCRIPTION OF PART NUMBER

 C                    Online Communications
       855725X        PS/2 Model 57 386SLC   Remote ROM Token Ring
       8504001        Monochrome Monitor 14"

       XComm-PC       XComm PC APPC Software
       CrossCom       Bridge to T1 Network
       92F2692        IBM DOS 5.0 Additional License

 D                    Manual Induction Station
       855725X        PS/2 Model 57 386SLC Remote ROM Token Ring
       8512001        VGA Monitor 14"
       1545/9710      Intermec VLD Scanner, Wedge Reader
      92F2692         IBM DOS 5.0 Additional License

E                    Packing Station
      855725X        PS/2 Model 57 386SLC Remote ROM Token Ring
      8512001        VGA Monitor 14"
      4019-EOI       IBM Laser Printer (5PPM)
      92F2692        IBM DOS 5.0 Additional License

F                    Automated Workcell Station
      855725X        PS/2 Model 57 386SLC Remote ROM Token Ring
      8512001        VGA Monitor 14"
      1545/9710      Intermec VLD Scanner, Wedge Reader
      92F2692        IBM DOS 5.0 Additional License
      White          Cable from PS/2 to Control

 ITEM PART NUMBER     DESCRIPTION OF PART NUMBER

 G                    PLC Interface
        855725X       PS/2 Model 57 386SLC Remote ROM Token Ring
        8504001       IBM Monochrome Monitor
        AB1784 KT2    Allen-Bradley PLC Comm Module
        92F2692       IBM DOS 5.0 Additional License

 H                    Markout Station
        855725X       PS/2 Model 57 386SLC Remote ROM Token Ring
        8512001       VGA Monitor 14"
        2381001       IBM Personal Printer 11 Wide Carriage
        1545/9570     Intermec VLD Scanner, Wedge Reader
        92F2692       IBM DOS 5.0 Additional License

 I                    System Download
        855725X       PS/2 Model 57 386SLC Remote ROM Token Ring
        8504001       Monochrome Monitor 14"
        92F2692       IBM DOS 5.0 Additional License

 J                    Replacement PS/2 & Peripherals
        855725X       PS/2 Model 57 386SLC Remote ROM Token Ring
        8512001       VGA Monitor 14"
        4019-EOI      IBM Laser Printer 5PPM
        1545/9570     Intermec VLD Scanner, Wedge Reader
        92F2692       IBM DOS 5.0 Additional License

 ITEM   PART NUMBER   DESCRIPTION OF PART NUMBER

 K                    Replacement Network Server
        85950MF       PS/2 Model 95 486/50
                              400MB Disk Drive SCSI
                              16MB RAM
        6451109       Microchannel Disk Adapter # 2
        34F0035       SCSI Cable to Disk Drive
        6451235       PS/2 SCSI Disk Drive, 400MB
        8504001       IBM Monochrome Monitor
        53F5500       IBM Control Access Unit
        53F5501       IBM Lobe Attach Module
        74F4140       IBM Busmaster Adapter/A
        85F0796       IBM Novell Netware version 3.11 100 user license
        DAC           Dataflex 2.3 Run Time License
        White         Installation & Generation Sundries
        92F2692       IBM DOS 5.0 Additional License
        ME115KV       Best Model 1. 15KVa (800 watts)

 L                    Shipping Inquiry Station
        855725X       PS/2 Model 57 386SLC Remote ROM Token Ring
        8512001       VGA Monitor 14"
        2381001       IBM Personal Printer II Wide Carriage
        92F2692       IBM DOS 5.0 Additional License

 ITEM  PART NUMBER    DESCRIPTION OF PART NUMBER

 M                    System Support Station
        855725X       PS/2 Model 57 386SLC Remote ROM Token Ring
        8512001       IBM VGA Monitor 14"
        92F6425       IBM DOS 5.0 Additional License
        6451121       2.3GByte SCSI Tape Drive
        0800830       Hayes Ultra Modem 9600 V.32
        Nicrocom      Carbon Copy Plus Remote User
        2381001       IBM Personal Printer II Wide Carriage

4. SYSTEM IMPLEMENTATION

PROJECT MANAGEMENT
Upon approval of this quotation and Design Specification, White's Project Leader will coordinate activities with White, United Stationers and all third parties as required, conduct progress reviews and maintain contact with the customer Project Manager.

INSTALLATION
White will have an installation supervisor and crew whose size and personnel will vary as the installation progresses. The work schedule will be defined and an installation plan mutually established which will meet the project schedule specifications. White will supply all the necessary hand tools and materials to perform installation. Installation will be performed by non-union labor. Receiving, unloading, and transporting the material to the work site are not included in this quotation.

5.  OPERATOR TRAINING

MECHANICAL TRAINING
    White will conduct a training session to provide user orientation for operation of the hardware and controls. This session will describe proper operation, daily care, and periodic maintenance. White will also supply documentation as it pertains to the mechanical, electrical, and controls of the system. White will supply an outline of this training.

    SOFTWARE TRAINING
    White will provide four (4) days of on site hands-on training for the mutually acceptable personnel. Topics to be covered include:

        System Start-up
        Supervisory Operations
        Carousel Workcell Operations
        Packing Station Operations
        Markout Station Operations
        System Backup and Restore
        Remote Support
        Computer Equipment